Salt Funds Trust
Salt Low truBetaTM US Market ETF (LSLT)

Supplement dated October 11, 2019
to the Summary Prospectus dated May 13, 2019, and the Statutory Prospectus and Statement of Additional Information (“SAI”) each dated May 11, 2019, as each may be amended or supplemented

The following information supplements and should be read in conjunction with the Prospectuses and SAI.
The Board of Trustees of Salt Funds Trust has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization (the “Reorganization”) of the Salt Low truBetaTM US Market ETF (the “Target Fund”) into a corresponding, newly created series of ETF Series Solutions with the same name (the “Acquiring Fund”). The Reorganization is subject to certain conditions including approval by shareholders of the Target Fund.
The primary characteristics of the Acquiring Fund and the Target Fund are the same. The Acquiring Fund’s investment objective, investment strategies, policies and risks are identical in all material respects to those of the Target Fund. The management fee of the Acquiring Fund is the same as that of the Target Fund, and the Acquiring Fund’s total annual fund operating expenses are expected to be the same as those of the Target Fund. The Acquiring Fund also has the same investment adviser and portfolio managers as the Target Fund.
Pursuant to the Agreement, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of beneficial interest of the Acquiring Fund and the Acquiring Fund will assume all of the Target Fund’s liabilities. As a result of the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Target Fund held immediately prior to the Reorganization. The proposed Reorganization is expected to be a tax-free transaction for federal income tax purposes.
Shareholders of record of the Target Fund will receive proxy materials soliciting their vote with respect to the proposed Reorganization. If approved by Target Fund shareholders, the Reorganization is expected to occur in December 2019.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE